                                                                    EXHIBIT 10.9









                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                           RIVERWOOD ENTERPRISES, LLC



                                       AND



                              SUN BANCSHARES, INC.


                               Dated: May 1, 2000

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
1.    DEMISED PREMISES............................................................................................1


2.    TERM........................................................................................................1


3.    OPTION TO RENEW.............................................................................................1


4.    RENTAL......................................................................................................2


5.    QUIET ENJOYMENT.............................................................................................2


6.    IMPROVEMENTS................................................................................................3


7.    FIXTURES....................................................................................................3


8.    USE OF PREMISES.............................................................................................3


9.    ASSIGNMENT AND SUBLETTING...................................................................................3


10.   MORTGAGES...................................................................................................4


11.   MAINTENANCE.................................................................................................8


12.   DAMAGE OR DESTRUCTION.......................................................................................9


13.   PAYMENT OF TAXES............................................................................................9


14.   UTILITIES..................................................................................................10


15.   APPRAISAL PROCEDURE........................................................................................10


16.   CONDEMNATION...............................................................................................10


17.   INDEMNIFICATION............................................................................................11


18.   DEFAULT....................................................................................................12


19.   NOTICES....................................................................................................13


20.   LIABILITY INSURANCE........................................................................................13


21.   LESSOR'S WARRANTY..........................................................................................14


22.   LESSEE'S WARRANTY..........................................................................................14


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

23    BINDING AGREEMENT..........................................................................................14


24.   EXPIRATION.................................................................................................14


25.   TERMINATION IN THE EVENT OF CESSATION OF OPERATION.........................................................15


26.   INSOLVENCY, ETC., OF LESSEE................................................................................15


27.   [INTENTIONALLY OMITTED]....................................................................................15


28.   [INTENTIONALLY OMITTED]....................................................................................15


29.   ADDITIONAL RENT............................................................................................15


28.   \F C \L....................................................................................................15


30.   RESERVATION OF EASEMENT BY LESSOR..........................................................................13


31.   HAZARDOUS SUBSTANCES.......................................................................................16


32.   BROKERAGE FEES PROHIBITED..................................................................................17


33.   LESSOR AND LESSEE NOT PARTNERS.............................................................................17


34.   LITIGATION.................................................................................................17


35.   HOLDOVERS..................................................................................................17


36.   ASSIGNMENT BY LESSOR.......................................................................................17


37.   ENTRY ON PREMISES BY LESSOR................................................................................17


38.   INTEREST AND LATE CHARGES..................................................................................18


39.   OFFSET STATEMENT, ATTORNMENT, SUBORDINATION................................................................18

      (A)   OFFSET STATEMENT.....................................................................................18
      (B)   ATTORNMENT...........................................................................................18
      (C)   SUBORDINATION........................................................................................18

40.   FEDERAL DEPOSIT INSURANCE CORPORATION......................................................................18


41.   MISCELLANEOUS..............................................................................................19

      (A)   AUTHORIZATION TO ENTER INTO THIS LEASE...............................................................19
      (B)   INTEGRATION..........................................................................................19
      (C)   WAIVER...............................................................................................19
      (D)   TIME OF ESSENCE......................................................................................19
      (E)   SUNDAYS AND HOLIDAYS.................................................................................19

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

   (F)   DAMAGE TO LAND..........................................................................................19
   (G)   PARAGRAPH HEADINGS AND CROSS-REFERENCES.................................................................19
   (H)   RECORDATION OF MEMORANDUM OF LEASE......................................................................19
   (I)   COMPLIANCE WITH LAWS....................................................................................19
   (J)   GOVERNING LAW...........................................................................................19
   (K)   CERTIFICATES OF LESSOR AND LESSEE.......................................................................20

                                 LEASE AGREEMENT



         THIS LEASE AGREEMENT (this "Lease"), made and entered into as of May 1, 2000, by and between Riverwood Enterprises, LLC, a South Carolina limited liability company, hereinafter referred to as Lessor, and Sun Bancshares, Inc., a South Carolina corporation, hereinafter referred to as Lessee,


                              W I T N E S S E T H:

         WHEREAS, the Lessor, Riverwood Enterprises, LLC, has agreed to lease the demised premises hereinafter described to the Lessee, Sun Bancshares, Inc., so that its subsidiary, SunBank, might construct a home office for its bank on said premises pursuant to the terms of a Letter of Intent between the parties dated October 20, 1999;

         NOW, THEREFORE, IN CONSIDERATION of the rents hereinafter reserved and the covenants and agreements hereinafter expressed on the parts of the parties to be performed, Lessor leases unto Lessee and Lessee leases from Lessor the land and premises hereinafter described, on the terms and conditions stated, to wit:

         1. DEMISED PREMISES: The Demised Premises are described and identified as being:

         See attached Exhibit "A" for a description of the Demised Premises.

         2. TERM: TO HAVE AND TO HOLD the same for and during the term commencing on the 1st day of May, 2000, and expiring on the 30th day of April, 2025 (the "Initial Term), inclusive, unless sooner terminated as hereinafter provided.

         3.       OPTION TO RENEW:

                  (a) The term of this Lease may be extended, at the option of the Lessee, for three (3) period(s) of five (5) years each, such period(s) being herein sometimes referred to as an extended term(s), as follows: First Extended Term: May 1, 2025 through April 30, 2030; Second Extended Term: May 1, 2030 through April 30, 2035; Third Extended Term: May 1, 2035 through April 30, 2040. Such option to extend shall be exercised by the Lessee by giving written notice to the Lessor not more than one hundred eighty (180) days nor less than ninety (90) days prior to the expiration of the then existing term.

                  (b) Each extended term shall be upon the same terms, covenants and conditions, with the exception of the annual rent payable, as hereafter provided in this Lease, which shall be established by an appraisal of said Demised Premises at the end of the initial term in accordance with the provisions hereinafter set forth so as to provide a twelve (12%) percent return to the Lessor. The rent will thereafter be adjusted annually as is set forth in
Item 4 below. The appraisal shall not include the Improvements (as said term is hereinafter defined) placed on the Demised Premises.

         4. RENTAL. The rent will be on an absolute net basis. The Lessee shall pay to the Lessor the annual rent of Ninety Thousand and No/100's ($90,000.00) Dollars in lawful money of the United States in monthly installments of Seven Thousand Five Hundred and No/100's ($7,500.00) Dollars per month payable in advance throughout the term of this Lease. Payment of the rent in the amount of Seven Thousand Five Hundred and No/100's ($7,500.00) Dollars for the first month is hereby acknowledged. The rent shall be payable at the office of the Lessor or at such other places as the Lessor may designate in writing.

         The rental above provided shall be adjusted at the end of each calendar year during the term of this lease and any renewal hereof. The rental herein specified shall be adjusted by a percentage equal to the percentage change in the cost-of-living index (CPI-U) as hereinafter defined. Said cost-of-living adjustments shall be applicable to any Lease renewal options exercised as hereinabove provided. Should said annual average not be available immediately following the close of each calendar year, the adjustment shall be made as soon as said statistics are available. In such case, the period for the first of January to the time the adjustment is actually made shall be subject to such adjustment when the percentage becomes known and the rental for said period adjusted accordingly with any refund or amounts due being paid to the proper parties at such time.

         The CPI-U shall mean the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers, (1982-84 = 100)," published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor. If the CPI-U is discontinued, the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For Urban Wage Earners and Clerical Workers (1982-84=100)," published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor (the "CPI-W"), shall be used for making the computation set forth above. If the CPI-W is discontinued, comparable statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor shall be used for making the computation set forth above. If the Bureau of Labor Statistics shall no longer maintain statistics on the purchasing power of the consumer dollar, comparable statistics published by a responsible financial periodical or recognized authority selected by Lessor shall be used for making the computation set forth above. If the base year "(1982-84=100)" or other base year used in computing the CPI-U is changed, the figures used in making the computation above shall be changed accordingly, so that all increases in such price index are taken into account notwithstanding any such change in the base year.

         Notwithstanding anything to the contrary contained in this Lease, in no event shall the rental for any given lease year or extension thereof be less than the rental for any previous lease year.

         5. QUIET ENJOYMENT: Lessee, upon payment of the rental and all other payments and charges to be paid by Lessee under the terms of this Lease, and upon observing and keeping the agreements and the covenants of this Lease on the part of Lessee to be observed and kept, shall lawfully and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease without interference by Lessor, or anyone claiming by, through or under Lessor, subject only to existing or future laws, ordinances and governmental regulations and to matters of record affecting title to the Demised Premises.


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

         6. IMPROVEMENTS: Lessee shall have the right to make such improvements to the Demised Premises as it deems advisable including but not limited to the construction of a bank building ("Improvements"); provided, however, such plans and specifications therefor must be submitted to Lessor for its approval. Such approval shall not be unreasonably withheld. Lessee shall be responsible for the cost of any and all Improvements on the Demised Premises, and shall hold Lessor harmless against any claims arising by reason of the construction thereof, expressly including, but without limiting the generality, mechanics' liens, or public liability. All Improvements placed on the Demised Premises shall be done in accordance with all applicable laws and codes, including specifically the building regulations of the County of Georgetown, South Carolina.

         In the event Lessee undertakes any Improvements of the Demised Premises the cost of which shall exceed $100,000.00, Lessor may at its option require Lessee to obtain a performance bond and in case the contractor should fail in his obligations, Lessee shall complete the project at its own expense and look to the surety for indemnity.

         After construction is completed, Lessee shall have the right, without the consent of Lessor, to make interior and exterior alterations, repairs, enhancements, or modifications in the building or buildings so constructed. Title to the Improvements shall, during the term of this Lease and any extensions, vest in Lessee and shall, upon the termination of the term of this Lease (including extensions), vest in Lessor.

         7. FIXTURES: At the expiration or earlier termination of this Lease, the provisions of Section 24 hereof shall be applicable and all Improvements placed or constructed on the Demised Premises by Lessee shall become the property of Lessor; provided, however, that Lessee shall have the right to remove any and all furniture, furnishings, equipment, or trade fixtures which may be located in or on the Demised Premises. All of such items shall be removed no later than ninety (90) days after the termination date of this Lease. Any items remaining after such time shall conclusively be deemed to have been abandoned and shall belong to Lessor.

         8. USE OF PREMISES: The Demised Premises may be used by Lessee solely for the operation and maintenance of a bank and its related facilities which are consistent with the activities of a national bank and holding companies. Provided, however, Lessee may without consent of Lessor sublease space in the bank building. Lessee shall at all times comply with all laws, ordinances and regulations of every lawful authority having jurisdiction over the Demised Premises. Lessee shall defend, indemnify, and hold Lessor harmless against any fine or civil liability to which Lessor may be subject as a result of Lessee's failure to comply with this provision, whether or not such applicable laws, ordinances, or regulations prohibit the delegation of duties imposed thereby.

         9.       ASSIGNMENT AND SUBLETTING: Without limiting the provisions of
Section 10 hereof, this Lease, the Demised Premises, the Improvements (or any portion thereof or any interest therein), and the rights, privileges, obligations, and responsibilities of Lessee under this Lease may not be transferred or assigned, in whole or in part, by Lessee without the prior written approval of Lessor which approval shall not be unreasonably withheld, conditioned or delayed. Lessor's approval shall not be considered unreasonably withheld if (a) the proposed assignee or transferee does not have the financial capability to comply with this Lease at the time of the applicable assignment or transfer, or (b) the proposed assignee or transferee does not agree in writing to use the Demised Premises for business or professional offices or a full-service banking facility. Notwithstanding the foregoing, Lessee shall be permitted, without Landlord consent or approval, to assign or transfer this Lease so long as the proposed assignee or transferee is a financial institution or business entity which is acquiring, is being acquired by, is merging with, or is otherwise being consolidated with Lessee (hereinafter referred to as the "Permitted Assignments"). A permitted assignee shall succeed to the rights of Lessee under this Lease, subject, however, to all duties, covenants, and obligations of Lessee under this Lease. Upon a Permitted Assignment by Lessee, or an assignment approved by Lessor, of all of Lessee's right, title, and interest in and to the Demised Premises (or upon any further assignment by a permitted assignee in accordance with the requirements of this
Section 9), Lessee (or said assigning permitted assignee) shall be released from any duties, covenants, or obligations under this Lease arising out of or in connection with events occurring subsequent to the date of said Permitted Assignment, without the express approval of Lessor.

         10.      MORTGAGES:

                  (a) Right To Mortgage Property. Lessee and each permitted assignee of Lessee, shall have the right to encumber its interest in the Demised Premises and Improvements, its right to use and occupy the Demised Premises and Improvements, and any other property so affixed to said land, buildings, or improvements as to be a part thereof and all rents, income, revenues, issues and profits now or hereafter incident or belonging to said leasehold estate and buildings and property, under any one or more mortgages ("Project Mortgage(s)"), as security for any indebtedness or obligation; provided that no Project Mortgage holder (a "Project Mortgagee") or anyone that claims by, through, or under such Project Mortgage or instrument in the nature thereof shall by virtue thereof acquire any greater right in the Demised Premises or Improvements thereon than Lessee then had under this Lease. The execution and delivery of any such Project Mortgage, the transfer of the leasehold estate pursuant to any foreclosure (judicial or otherwise) thereof or any deed or assignment in lieu of foreclosure, or the disposition of the leasehold estate by the holder of such Project Mortgage shall not be deemed prohibited by any provisions hereof. Any Project Mortgage shall in all respects be and remain subordinate and inferior to Lessor's rights, title, privileges and interests in and to the Demised Premises and Improvements, and neither Lessee nor any permitted assignee shall have the right to encumber in any manner Lessor's fee simple title and reversionary interest in and to the Demised Premises.

                  (b) Lessor agrees to modify this Lease from time to time for the purpose of incorporating herein such additional Project Mortgagee protective provisions as may be reasonably requested by any Project Mortgagee; provided such modifications do not result in a change in the payment of rental hereunder, do not materially modify the obligations of Lessee hereunder, are not inconsistent with any of the terms and conditions of this Lease in any material respect, and do not increase the financial risk or other obligations of or unduly burden Lessor. Any additional modifications pursuant to this Section 10 shall be effected at no expense to Lessor.

                  (c) In the event Lessee or any permitted assignee of Lessee shall encumber the Demised Premises, Improvements or any portion thereof or any interest therein with a Project Mortgage, and the Project Mortgagee shall register with Lessor ("Registered Mortgagee") by delivering to Lessor a copy of the Project Mortgage certified by the Clerk or any Deputy Clerk of the Court of where the Demised Premises and Improvements are located, together with a written notice specifying the name and address of the project mortgagee, the pertinent recording data, and the term or duration of the Project Mortgage, then from and after the date of receipt by Lessor of such registration and for the term or duration of said Project Mortgage, Lessor shall, simultaneously with giving Lessee any notice under this Lease, serve a copy of such notice upon all Registered Mortgagees, the serving of such notice upon each Registered Mortgagee entitled to the receipt thereof being a condition precedent to the effectiveness thereof with respect to such Registered Mortgagee. Upon request, Lessor shall notify any Registered Mortgagee of the identity and address of Lessor's agent, if any, for receipt of notice and payments hereunder, and such Registered Mortgagee shall be entitled to rely on such notice until such Registered Mortgagee is delivered a notice from Lessor changing the identity and/or address of such agent. Notices sent and payments made in accordance with any such notice from Lessor shall constitute notice and payment to all parties included within the term "Lessor." Each Registered Mortgagee shall have the right to remedy or cause to be remedied any default complained of or request made by Lessor, and Lessor shall accept performance by or at the instigation of any Registered Mortgagee with the same force and effect as if Lessee had performed the action in question. Nothing contained herein shall be construed as imposing any obligation upon any project mortgagee so to perform or comply on behalf of Lessee.

                  (d) No Project Mortgagee shall be or become liable to Lessor as an assignee of this Lease or otherwise unless such Project Mortgagee expressly assumes by written instrument such liability (in which event the project mortgagee's liability shall be limited to the period of time it is the owner of the leasehold estate created hereby), and no assumption shall be inferred from or result from foreclosure or other appropriate proceedings in the nature thereof or as the result of any other action or remedy provided for by such Project Mortgage or other instrument or from a conveyance from Lessee pursuant to which the purchaser at foreclosure or grantee shall acquire the rights and interest of Lessee under the terms of this Lease; provided that nothing in this Section 10 shall be deemed to prevent Lessor from exercising its remedies in accordance with Section 18 if the obligations of Lessee under this Lease are not subsequently performed as provided in this Lease. It is further agreed that no person acquiring title to, or other rights in, the Demised Premises and Improvements or this Lease solely by virtue of the provisions of a Project Mortgage, collateral assignment, security agreement, or similar security instrument shall have any liability hereunder except as expressly provided in this Section 10, notwithstanding that such security instrument may provide for a present assignment of Lessee's rights hereunder to the acquiring person.

                  (e) Lessor shall not accept any surrender of or agree to any termination of (except as provided in Section 18 hereof) or enter into any modification or amendment of this Lease without the prior written consent thereto by all Registered Mortgagees, and any attempt so to do without such written consent shall be void and of no force or effect.

                  (f)      The rights granted a Registered Mortgagee in this
Section 11 shall not extend to more than two (2) such Registered Mortgagees at any one time and shall be exercisable by each Registered Mortgagee in accordance with the respective priorities of the Project Mortgages.

                  (g) Lessor, upon providing Lessee with any notice of default ("Default Notice"), shall at the same time provide a copy of such notice to every Registered Mortgagee. From and after the date of the Default Notice, each Registered Mortgagee shall have the same period as is given to Lessee to remedy, commence remedying, or cause to be remedied the default specified in any such Default Notice. Lessor shall accept such performance by or at the instigation of any such Registered Mortgagee as if the same had been done by Lessee. Lessee authorizes each Registered Mortgagee to take any such action at such Registered Mortgagee's option and does hereby authorize entry upon the Leased Property by the Registered Mortgagee(s) for such purposes.

                  (h) Anything contained in this Lease to the contrary notwithstanding, if any default shall occur which entitles Lessor to terminate this Lease (whether following the expiration of an applicable grace period or otherwise), Lessor shall have no right to so terminate this Lease unless, following the expiration of the period of time given Lessee to cure such default, Lessor shall notify each Registered Mortgagee of Lessor's intent so to terminate ("Notice of Termination") at least thirty (30) Days in advance of the proposed effective date of such termination if such Default is a monetary default, and at least forty-five (45) Days in advance of the proposed effective date of such termination if such Default is a non-monetary default. The provisions of this section shall apply if, during such thirty (30) or forty-five
(45) Day period, any such Registered Mortgagee shall:


                           (i)      notify Lessor of such Registered Mortgagee's
desire to nullify such notice, and

                           (ii)     pay or cause to be paid all rent, insurance
premiums, and other payments then due and in arrears as specified in the Default Notice delivered to such Registered Mortgagee and, in addition, agree to pay or cause to be paid all rent, insurance premiums and other payments which may become due during such thirty (30) or forty-five (45) Day period, and

                           (iii)    comply or in good faith, with reasonable
diligence and continuity, commence or comply with all non-monetary requirements of this Lease then in default and reasonably susceptible of being complied with by such Registered Mortgagee; provided however, that such Registered Mortgagee shall not be required during such forty-five (45) Day period to cure or commence to cure any Default consisting of Lessee's failure to satisfy and discharge any lien, charge or encumbrance against the Lessee's interest in this Lease or the Demised Premises junior in priority to the lien of the Project Mortgage held by such Registered Mortgagee.

                  (i) If (I) the default giving rise to the Default Notice shall not have been cured, (II) Lessor shall elect to terminate this Lease by reason of any Default of Lessee and (III) a Registered Mortgagee shall have (aa) paid or caused to be paid all sums described in subparagraph (h)(ii) of this
Section 10 and (bb) complied or commenced to comply with all nonmonetary requirements of this Lease then in default and reasonably susceptible of being complied with by such Registered Mortgagee, the specified date for the termination of this Lease as fixed by Lessor in its notice shall be extended for a period of ninety (90) Days, provided that such Registered Mortgagee shall, during such ninety (90)-Day period:




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

                           (i)      pay or cause to be paid the rent, insurance
premiums, and other monetary obligations of Lessee under this Lease as the same become due, and continue its good faith efforts to perform all of Lessee's other obligations under this Lease, excepting (A) obligations of Lessee to satisfy or otherwise discharge any lien, charge or encumbrance against Lessee's interest in this Lease or the Leased Property junior in priority to the lien of the Project Mortgage held by such Registered Mortgagee and (B) past non-monetary obligations then in default and not reasonably susceptible of being cured by such Registered Mortgagee; and

                           (ii)     if not enjoined or stayed, take steps to
acquire or sell Lessee's interest in this Lease and the Leased Property by foreclosure of the Project Mortgage or other appropriate means and prosecute the same to completion with due diligence.

                  (j) If at the end of such ninety (90)-Day period such Registered Mortgagee is complying with subparagraph (i)(I), this Lease shall not then terminate, and the time for completion by such Registered Mortgagee of its proceedings shall continue so long as such Registered Mortgagee is enjoined or stayed and thereafter for so long as such Registered Mortgagee proceeds to complete steps to acquire and sell Lessee's interest in the Lease and the Leased Property by foreclosure of the Project Mortgage or by other appropriate means, with reasonable diligence and continuity. Nothing in this Section 10, however, shall be construed to extend this Lease beyond the original term hereof, as extended, nor to require a Registered Mortgagee to continue such foreclosure proceedings after the Default has been cured. If the Default shall be cured and the Registered Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Lessee had not defaulted under this Lease.

                  (k) In the event of the termination of this Lease for any reason, including, without limitation, any disaffirmance of this Lease by any trustee of Lessee in bankruptcy, Lessor shall, in addition to providing the applicable Default Notices and notice of termination as required by subparagraphs (g) and (h) above, provide each Registered Mortgagee with written notice that the Lease has been terminated, together with a statement of all sums which would at that time be due under this Lease but for such termination, and of all other Defaults, if any, then known to Lessor. Lessor agrees to enter into a new lease ("New Lease") of the Leased Property with a Registered Mortgagee or its designee for the remainder of the term of this Lease, effective as of the date of termination, at the rent, and upon the terms, covenants, and conditions (including all options to extend, but excluding requirements which are not applicable or which have already been fulfilled) of this Lease, provided:


                           (i)      Such Registered Mortgagee has given or gives
written notice to Lessor of its desire to enter into such New Lease as of the effective date of the termination of this Lease prior to the date which is forty-five (45) Days after receipt by such Registered Mortgagee of Lessor's Notice of Termination as provided for in subparagraph (b) above. Notwithstanding that the Lease may terminate prior to the expiration of the forty-five (45)-Day period provided for in subparagraph (a) above, Lessor agrees that it will not, during any such forty-five (45) Day period, enter into any other lease of the Leased Property or any part thereof so long as such Registered Mortgagee had advised Lessor within ten (10) Business Days after its receipt of the Notice of Termination that such Registered

Mortgagee will pay or reimburse Lessor for all rent and other amounts which would have been payable hereunder during such forty-five (45) Day period if the termination in question had not occurred.

                           (ii)     Such Registered Mortgagee or its designee
shall pay or cause to be paid to Lessor at the time of the execution and delivery of such New Lease any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorneys' fees, which Lessor shall have incurred by reason of such termination and the execution and delivery of the New Lease and which have not otherwise been received by Lessor from Lessee or other party in interest under Lessee, including without limitation the costs of complying with the provision of subparagraph (k) (iv) of this Section 10. In the event of a controversy as to the amount to be paid to Lessor pursuant to this subparagraph (k)(ii), the payment obligation shall be satisfied if Lessor shall be paid the amount not in controversy, and the Registered Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the rate specified in Section 38 hereof, and such obligation shall be secured to Lessor's reasonable satisfaction.

                           (iii)    Such Registered Mortgagee or its designee
shall agree to remedy any of Lessee's Defaults of which said Registered Mortgagee was notified by Lessor's Notice of Termination and which were reasonably susceptible of being so cured by such Registered Mortgagee or its designee.

                           (iv)     Any New Lease made pursuant to this
subparagraph (e) shall be prior to any Project Mortgage, deed to secure debt, or other lien, charge, or encumbrance on the fee of the Leased Property, and the Lessee under such New Lease shall have the same right, title, and interest in and to the Leased Property and the buildings and improvements thereon as Lessee had under this Lease. Upon execution of any New Lease, Lessor shall convey to the Lessee, without additional charge therefor, all right, title, and interest which Lessor may have in any buildings or other improvements which may then be located upon the Leased Property, other than Lessor's reversionary interest therein upon the expiration or other termination of the New Lease.

                  (l) Nothing herein contained shall require any Registered Mortgagee or its designee to cure any non-monetary default that is not reasonably susceptible of being cured by such Registered Mortgagee or its designee in order to exercise any of its rights pursuant to subparagraphs (a) or
(b) of this Section 10, or as a condition to its right to require execution of the New Lease provided for by subparagraph (k) of this Section 10, including, but not limited to, a breach of any representation or warranty.

                  (m) If more than one Registered Mortgagee shall request a New Lease pursuant to subparagraph (e) above, Lessor shall enter into such New Lease with the Registered Mortgagee whose Project Mortgage is prior in lien (or with the designee of such Registered Mortgagee).


         11. MAINTENANCE: Lessee covenants and agrees that Lessee will be solely responsible for the maintenance and repair of the Demised Premises and Improvements throughout the term of this Lease. Any necessary maintenance shall be performed in a workmanlike manner utilizing proper contractors, subcontractors and materialmen. Lessee shall be solely responsible for the cost of such maintenance and shall save Lessor harmless from any claim for labor and/or materials utilized in the performance of such maintenance and repairs. Nothing contained herein shall be deemed to make Lessee or any of Lessee's employees or agents (including any contractors, subcontractors or suppliers of materials) the agent or employee of Lessor nor give rise to any lien against the fee ownership of the Demised Premises of Lessor. Lessee must maintain the Demised Premises and Improvements thereon consistent with bank buildings generally and Class "A" rental property, normal wear and tear excepted.

         12.      DAMAGE OR DESTRUCTION: Except as provided below in this
Section 12, no destruction of or damage to the Improvements (or any portion thereof) by fire, windstorm or any other casualty, shall entitle Lessee to terminate this Lease; and in the event of such casualty, Lessee shall repair and restore the Improvements to a condition substantially comparable to the condition of the Improvements prior to such damage or destruction. Notwithstanding anything stated hereinabove, if such damage or destruction occurs due to any casualty during the last three (3) years of the Initial Term, First Extended Term, Second Extended Term or Third Extended Term, Lessee shall not have a duty to restore as stated above and shall be entitled to terminate this Lease. In the event Lessee exercises its right to terminate the Lease as provided in the previous sentence, Landlord shall receive all insurance proceeds received in connection with such casualty.

         Any restoration or repair shall be performed in a workmanlike manner utilizing proper contractors, subcontractors and materialmen. Lessee shall be solely responsible for the cost of such restoration or repair and shall save Lessor harmless from any claim for labor and/or materials utilized in the performance of such restoration or repairs. Nothing contained herein shall be deemed to make Lessee or any of Lessee's employees or agents (including any contractors, subcontractors or suppliers of materials) the agent or employee of Lessor, nor give rise to any lien against the fee ownership of the Demised Premises of Lessor.

         13. PAYMENT OF TAXES: Lessee shall be responsible for the payment of all ad valorem or other taxes or assessments levied or imposed on the Demised Premises and any Improvements thereon during the entire term of this Lease. However, all of such taxes and assessments payable for the calendar or tax year in which the term of this Lease commences shall be prorated so that Lessor bears the portion of such taxes and assessments attributable to the portion of the year prior to the commencement of this Lease. Furthermore, all of such taxes and assessments payable for the calendar or tax year in which the term of this Lease expires shall be prorated so that Lessee bears the portion of such costs attributable to the portion of the year during the term of this Lease and Lessor bears the portion of such costs attributable to the portion of the year following the expiration of the Lease. Taxes, assessments, and insurance premiums herein provided for shall constitute additional rent, non-payment of which shall constitute default in the payment of rent if not paid when due. These payments may be made to the proper recipients rather than to Lessor. If Lessor fails to have the Demised Premises designated as a separate tax parcel, then Lessor shall provide Lessee with written proof of a division of said taxes and assessments. Lessee shall furnish to Lessor copies of receipts showing payment of taxes and assessments. Lessee shall have the right to contest in good faith and at its sole expense the amount or validity of such taxes and assessments by appropriate legal proceedings, but Lessee's covenant to pay such taxes and assessments before delinquency shall not be modified.

         14. UTILITIES: Lessee shall be solely responsible for the payment of all charges for electricity, gas, heat, water, telephone, and other utility services used by Lessee in or on the Demised Premises. Lessor shall have the responsibility to install a separate metering/measuring device in the Demised Premises to provide the means to calculate Lessee's prorata share of said utility bills.

         15. APPRAISAL PROCEDURE: If it shall become necessary to determine the appraised value of the Lessor's interest in the leased property, such appraisal shall be conducted in accordance with the provisions of this paragraph. The Lessee shall appoint a disinterested person with at least ten years professional experience as a licensed real estate appraiser as an appraiser. Within ten days thereafter, the Lessor shall by written notice to the Lessee appoint a second disinterested person with at least ten years professional experience as a licensed real estate appraiser as an appraiser. The appraisers thus appointed shall appoint a third disinterested person with at least ten years professional experience as a licensed real estate appraiser, and such three appraisers shall promptly as possible determine such value. If a second appraiser shall not have been so appointed, the first appraiser shall proceed to determine such value. If, within five days after the appointment of the second appraiser, the two appraisers appointed by the parties shall be unable to agree upon the appointment of a third appraiser, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third appraiser within five days after the appraisers appointed by the parties have given such notice, then within five days thereafter either of the parties upon written notice to the other party may apply for such appointment to the Court of Common Pleas of Georgetown County, South Carolina or to any other court having jurisdiction and exercising functions similar to those now exercised by the Court of Common Pleas of Georgetown County, South Carolina. The Lessor and the Lessee shall each be entitled to present evidence and argument to the appraisers. The determination of the majority of the appraisers, or of the sole appraiser, as the case may be, shall be conclusive upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The appraisers shall give written notice to the parties stating their determination, and shall furnish to each party a copy of such determination signed by them. In the event of the failure, refusal, or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinabove provided for the appointment of the appraiser so failing, refusing, or unable to act. The expenses of each appraisal conducted in accordance with the provisions of this paragraph shall be borne equally by the Lessor and Lessee.

         16.      CONDEMNATION:

                  (a) If at any time during the term of this Lease, title to the whole of the Demised Premises and Improvements shall be taken by the exercise of the right of condemnation or the power of eminent domain, this Lease shall terminate on the date of such taking, and the rent and other sums of money provided to be paid by Lessee shall be apportioned and paid to the date of such taking.

                  (b) If title to more than fifty (50%) percent but less than all of the entire Demised Premises shall be taken by the exercise of the right of condemnation or the power of eminent domain, but the remainder of the Demised Premises cannot be economically and feasibly used by Lessee, as determined by Lessee in its reasonable discretion, then Lessee, at Lessee's option, shall have the option to cancel this Lease, effective on the date of taking, on written notice to Lessor, whereupon this Lease shall terminate and rent and other charges shall be apportioned and paid to the date of such termination. In the event that Lessee does not elect to cancel this Lease, the rental shall be reduced in accordance with the terms of subparagraph (c) below.

                  (c) If title to less than fifty (50%) percent of the entire Demised Premises and Improvements shall be taken by the exercise of the right of condemnation or the power of eminent domain, but the remainder of the Demised Premises can be economically and feasibly used by Lessee, as determined by Lessee in its reasonable discretion, or if Lessee elects not to cancel this Lease in accordance with clause (b) above, then this Lease shall continue in force and effect except that the base rent payable hereunder shall be reduced commensurate with the amount of land taken.

                  (d) In the event of any taking of (i) only appurtenances to the Demised Premises (including any pond areas) and Improvements that do not materially affect the bank operations, or (ii) rights in, under, or above the streets adjoining the Demised Premises and Improvements, or (iii) the rights and benefits of light, air or access, or (iv) the taking of space or rights below the surface of, or above, the Demised Premises and Improvements that do not materially affect bank-operations, then this Lease shall remain in full force and effect without reduction or abatement of rent. Lessor and Lessee shall equitably share the award for such taking.

                  (e) Lessor and Lessee shall each retain any condemnation award made specifically to their favor with neither party having any claim on any award made directly to the other party. Nothing in this Section 16 shall preclude an award being made to Lessee by the condemning authority for its leasehold interest in the Demised Premises, fee interest in the Improvements, loss of business, or depreciation to, and cost of removal of equipment or fixtures, or preclude Lessee's right to bringing an action against the condemning authority.

         17. INDEMNIFICATION: Lessee agrees to defend, indemnify and save Lessor harmless (except in the event of gross negligence or willful misconduct solely on the part of Lessor, its employees, or agents) against any and all claims, demands, damages, costs and expenses, including all attorneys' fees incurred by Lessor for the defense thereof, arising from (i) the conduct or management of any business operated by Lessee in, on or about the Demised Premises including any accident, injury or damage which shall have occurred in, on or about the Demised Premises or on or under the adjoining streets, curbs or vaults, or resulting from the condition, maintenance or operation of the Demised Premises on the adjoining streets, sidewalks, curbs or vaults; (ii) any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed pursuant to the terms of this Lease; (iii) any act of negligence of Lessee, Lessee's agents, contractors, servants, employees, sublessees, concessionaires or licensees in or about the Demised Premises; or (iv) any failure by Lessee or its agents or employees to comply with any requirements of any governmental authority. In case of any action or proceeding brought against Lessor by reason of any such claim, upon notice from Lessor, Lessee covenants to defend such action or proceeding by counsel reasonably satisfactory to Lessor.

         All property kept, stored or maintained in the Demised Premises shall be so kept, stored or maintained at the sole risk of Lessee. Lessee agrees to pay and discharge any mechanics', materialmen's or other lien against the Demised Premises or Lessor's interest therein claimed in respect to any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to or upon the request of Lessee, provided that Lessee may contest such lien claim upon furnishing to Lessor such indemnification for the final payment and discharge thereof, together with the costs and expenses of defending the same, as Lessor may reasonably require. Nothing contained in this Lease shall be so construed as to in any way subject Lessor's interest in the Demised Premises to any such lien.

         18. DEFAULT: If Lessee shall fail or neglect to pay any amount of rent when the same is due and payable, Lessee shall have a grace period of ten
(10) days from the date after Lessor delivers written notice to Lessee of its failure to pay the rent due. If Lessee shall fail or neglect to perform or observe any of the other agreements or covenants herein contained, then Lessor shall, prior to terminating this Lease as a result of such failure or neglect, deliver to Lessee at the Demised Premises or at the office of the registered agent for Lessee a written notice of such default, and Lessee shall have a period of thirty (30) days after Lessor delivers such notice in which to cure the default (and, if such default cannot be cured with due diligence within such thirty (30) day period, then for such additional time, in no event to exceed one hundred eighty (180) days, as may be taken to cure the default so long as Lessee has commenced the cure of such default during the 30 day period and thereafter continuously and diligently prosecutes such cure). In the event that Lessee shall fail to pay the rent due within such ten (10) day period after written notice, or cure the default complained about after thirty (30) days' written notice (subject to extension as set forth in the immediately preceding sentence), Lessor may immediately terminate this Lease and take possession of the Demised Premises (excluding all furnishings and personal property which are fixtures owned by Lessee) in accordance with the termination provisions of this Lease, and Lessor shall also have the right to enforce any and all rights and remedies that Lessor may have at law or in equity. Without limiting the foregoing general statement, Lessor shall also have the right, with or without terminating this Lease, to seek and obtain injunctive relief against Lessee or any other person or entity, compelling performance in accordance with the terms of this Lease.

         If Lessor shall exercise the right to terminate this Lease as aforesaid, Lessor will not thereby be deprived of any other rights it may have against Lessee, but shall at all times be entitled to recover from Lessee any and all damages sustained by Lessor on account of the breach of the covenants or agreements herein contained which Lessee is obligated to perform. In case of termination of this Lease by Lessor, the base rent for the year of termination shall not be apportionable but shall be payable in full by Lessee, unless Lessor re-rents the Demised Premises on its own account, in which case, Lessor shall be entitled to its damages under the usual rule applicable to damages where Lessor re-rents solely for the purpose of mitigation of damages.

         If Lessor fails to object to a breach at the time it occurs, Lessor does not waive Lessor's right to object to and demand a cure of a similar breach at a later date.

         Lessee shall be responsible for, and shall pay or reimburse Lessor for, any and all reasonable legal fees and expenses incurred by Lessor in connection with preserving or enforcing Lessor's rights under this Lease. However, if litigation should arise under this Lease, then
Section 34 hereof shall govern with respect to the award of attorneys fees to the prevailing party.

         19. NOTICES: Every notice, demand, request, consent, approval or other communication required or permitted to be given to any party hereto pursuant to the terms of this Lease must be in writing and shall be deemed to be given, delivered or received when delivered by telecopier or courier or overnight delivery service, or three (3) Business Days after the time the same shall have been deposited, postage prepaid, by certified United States mail, return receipt requested, addressed as follows:

                  Lessor:           Riverwood Enterprises, LLC
                                    c/o Dalton B. Floyd, Jr.
                                    P.O. Drawer 14607
                                    Surfside Beach, SC 29587-4607
                                    Telephone:  843-238-5141
                                    Facsimile:  843-238-9060

                  Lessee:           Sun Bancshares, Inc.
                                    P.O. Box 1359
                                    Murrells Inlet, SC 29576
                                    ATTN: Thomas Bouchette, President
                                    Telephone:  843-357-5214
                                    Facsimile:  843-357-5219

         20. LIABILITY INSURANCE: Lessee agrees to procure and maintain a broad form policy or policies of liability insurance, at its own cost and expense, insuring Lessee from all claims or demands for which liability insurance is generally available subject to a minimum limit of liability for personal injury of $3,000,000.00 for each occurrence and for property damage liability of $1,000,000 for each occurrence, or for such lesser amounts as may from time to time be available for commercially reasonable premiums and upon commercially reasonable terms and conditions. Such insurance shall cover any claim made by or on behalf of any person or persons, firm or corporation arising from, related to, or connected with the conduct and operation of Lessee's business on the Demised Premises. Said insurance shall be issued by an insurance company of recognized responsibility and licensed to do business in the State of South Carolina. Said insurance shall not be subject to cancellation except after at least ten (10) days prior written notice to Lessor, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of the premium thereon shall be deposited with Lessor at the commencement of the term and renewals thereof not less than thirty (30) days prior to the expiration of the term of such coverage and shall contain, in addition to the matters customarily set forth in such a certificate under standard insurance industry practices, an undertaking by the insurer to give Lessor not less than ten (10) days written notice of any cancellation or change in scope or amount of coverage of such policy. Said policy shall also name Lessor as a covered or named or additional insured.

         21. LESSOR'S WARRANTY: Lessor hereby warrants that it has fee simple title to the Demised Premises, subject to easements, covenants, and other matters of record, and has the right to enter into this Lease. Lessor warrants and represents that the Demised Premises are suitable for banking use and Lessor shall be obligated to do anything to the Demised Premises, with respect thereto; and Lessor shall be liable to Lessee if the latter should hereafter deem the land to be unsuitable for such use.

         Additionally, Lessor warrants and represents to its best knowledge as follows:

         (i) All necessary or applicable federal, state and local permits concerning environmental protection have been secured by the Lessor and are current;

         (ii) The Lessor is (and has been) in full compliance with all appropriate permits, zoning and with any other requirements under federal, state or local law;

         (iii) There are no pending legal actions against the Lessor, and the Lessor has not received notice of any such action (or of a possible action);

         (iv) There are no past or current "releases" of "hazardous substances" on the Demised Premises as those terms are understood in the Superfund law;

         (v) The Lessor is not aware of any condition on the Demised Premises that could give rise to environmental liability;

         22. LESSEE'S WARRANTY: Lessee hereby warrants that it has full power and authority to enter into this Lease, that the person executing this Lease on its behalf has full power and authority to do so, and that all requisite corporate resolutions have been obtained. Lessee further warrants that its execution of this Lease will not cause a default under or conflict with the terms of any prior agreement entered into by Lessee. Lessee further warrants that Lessee is fully familiar with, and accepts, (i) the physical condition of the Demised Premises; (ii) the state of title to the Demised Premises; and (iii) any environmental, wetlands, Coastal Zone Management, zoning, or other governmentally imposed conditions or restrictions on the use of the Demised Premises.

         23. BINDING AGREEMENT: The provisions contained herein shall be binding upon and inure to the benefit of the parties hereto, and their representatives, heirs, successors and permitted assigns.

         24. EXPIRATION: Upon the expiration of the term of this Lease, or any extension or extensions thereof, this Lease shall terminate, and Lessee shall surrender possession thereof and return the Demised Premises to Lessor in substantially the same condition as exists on the date of this Lease, natural wear and tear and acts of God excepted. Upon expiration or earlier termination of this Lease, Lessee shall, at its sole expense, take such actions as are necessary to clean up or remove any and all environmental hazards or contaminants that were caused by Lessee's use of the Demised Premises and Improvements, such that the Demised Premises will be in compliance with all applicable laws, rules and regulations relating to the environmental quality or environmental protection. Notwithstanding anything contained hereinabove, Lessee shall not be required to remove the Improvements, upon the termination of this Lease (including extensions).

         25. TERMINATION IN THE EVENT OF CESSATION OF OPERATION: In the event Lessee substantially ceases bank operations on the Demised Premises for a period of one year or more, but continues paying the base rent hereunder, Lessor shall have the option of terminating this Lease after providing Lessee with written notice of cessation of operation and such cessation continues for an additional sixty (60) days after such written notice from Lessor.

         26. INSOLVENCY, ETC., OF LESSEE: In the event Lessee shall become insolvent, shall have a receiver appointed, shall make an assignment for the benefit of its creditors, or shall be voluntarily or involuntarily adjudicated a bankrupt, this Lease shall terminate at such time as shall be specified by Lessor in the event of insolvency without bankruptcy proceedings or on the date of adjudication of bankruptcy, appointment of a receiver, or the making of any such assignment. If this termination is deemed ineffective by any bankruptcy court or trustee, Lessor shall be entitled to all assurances of future performance as are necessary to assure that Lessor receives all consideration due it under the terms of this Lease.

         27.      [INTENTIONALLY OMITTED]

         28.      [INTENTIONALLY OMITTED]

         29. ADDITIONAL RENT: In order to give Lessor a lien of equal priority with Lessor's lien for rent, and for no other purpose, any and all sums of money or charges required to be paid by Lessee under this lease, whether or not the same be so designated, shall be considered "additional rent". If such amounts or charges are not paid at the time provided in this lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same become due and payable hereunder, or limit any other remedy of the Lessor.

         30. RESERVATION OF EASEMENT BY LESSOR: The Demised Premises are subject to a reservation in Lessor of a fifty foot (50') non-exclusive easement for pedestrian and vehicular traffic over, across and upon said lot designated on the plat dated January 17, 2000 as "ingress/egress easement line"; said easement being appurtenant to and running with the title to the remaining tract of land adjacent to and on the western side of the Demised Premises (the "Remaining Tract"). Lessor agrees with Lessee to reimburse Lessor for an equitable portion (based upon the use by Lessor, its successors and assigns other than Lessee) of Lessee's costs attributable to maintaining and providing insurance for any driveway, roadway or right-of-way located within such Easement Area. Lessee agrees with Lessor to reimburse Lessor for an equitable portion (based upon the use by Lessee, its successors and assigns) of Lessor's costs attributable to maintaining and providing insurance for any driveway, roadway or right-of-way located on the Remaining Tract.

         31. HAZARDOUS SUBSTANCES: The term "Hazardous Substances", as used in this Lease, shall include without limitation, flammable, explosives, radioactive materials, asbestos, polychlorinated biphenyl (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any government authority.

                  (a) Lessee's Restrictions: Lessee shall not cause or permit to occur:

                           1. Any violation of any federal, state, or local law, ordinance or regulation now or hereinafter enacted, related to environmental conditions on, under, or about the Leased Premises or arising from Lessee's use or occupancy of the Leased Premises including, but not limited to, soil and ground water conditions; or

                           2. The use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance without Lessor's prior written consent, which consent may be withdrawn, conditioned, or modified by Lessor in its sole and absolute discretion in order to insure compliance with all applicable Laws (hereinafter defined), as such Laws may be enacted or amended from time to time.

                  (b)      Environmental Cleanup:

                           1. Lessee shall, at Lessee's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Law").

                           2. Lessee shall, at Lessee's own expense, make all submissions to, provide all information required by and comply with all requirements of all governmental authorities (the "Authorities") under the Law.

                           3. Should any Authority or any third party demand that a cleanup plan be prepared and a cleanup be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term of this Lease, at or from the Leased Premises or which arises at any time from Lessee's use or occupancy of the Leased Premises, then Lessee shall, at Lessee's own expense, prepare and submit the required plans and all related bonds and other financial assurances and Lessee shall carry out all such cleanup plans.

                           4.       Lessee shall promptly provide all
                                    information regarding the use, generation, storage, transportation, or disposal of Hazardous

                     Substances that is required by Lessor.

                  (c) If Lessee fails to fulfill any duty imposed under this Paragraph, within thirty (30) days following Lessor's written request, Lessor may proceed with such efforts and in such case, Lessee shall cooperate with Lessor in order to prepare all documents Lessor deems necessary or appropriate to determine the applicability of the Law to the Leased Premises and Lessee's use thereof and for compliance therewith and Lessee shall execute all documents promptly upon Lessor's request and any expenses incurred by Lessor shall be payable by Lessee as additional rent. No such action by Lessor and no attempt made by Lessor to mitigate damages under any Law shall constitute a waiver of any of Lessee's obligations under this Paragraph.

                  (d) Lessee's obligations and liabilities under this Paragraph shall survive the expiration of this Lease.

                  32. BROKERAGE FEES PROHIBITED: No brokerage fees shall be payable by Lessor to any person, firm, or otherwise, in connection with the negotiation of or entering into this Lease or any sublease, concession, or other enterprise entered into, connected with, or growing out of this Lease. Lessee agrees to defend, indemnify and hold Lessor harmless from any and all such claims arising from any act or omission of Lessee. Lessor agrees to defend, indemnify and hold Lessee harmless from any and all such claims arising from any act or omission of Lessor.

                  33. LESSOR AND LESSEE NOT PARTNERS: This document is strictly a lease and in no way constitutes a partnership or joint venture agreement.

                  34. LITIGATION: In the event of any litigation arising out of this Lease, whether such litigation shall involve legal or equitable issues, or both, the prevailing party shall receive his court costs and attorneys' fees as determined by the court rather than by a jury. In case each of the parties prevails on some points at issue, each shall pay his own attorneys' fees and court costs unless some other provision therefor is deemed to be equitable by the court.

                  35. HOLDOVERS: In the event Lessee shall not vacate the Demised Premises at the end of the term, Lessee shall be deemed a Lessee from month-to-month only, with rent payable for each month or fraction thereof at one-sixth (1/6) the maximum amount payable during the preceding twelve (12) month period prior to the beginning of the holdover period. This paragraph applies only upon the normal expiration of the term, not in the event of earlier termination as provided in this Lease.

                  36. ASSIGNMENT BY LESSOR: Lessor shall have the right, exercisable at its sole option, to assign all of its right, title and interest in and to this Lease to such individual or entity as Lessor may determine, provided that such assignee expressly agrees to be bound by the terms of this Lease.

                  37. ENTRY ON PREMISES BY LESSOR: Lessor reserves the right to enter on the Demised Premises at reasonable times and upon reasonable notice to Lessee in order to inspect them except that Lessor shall not interfere or jeopardize Lessee's business operation.

                  38. INTEREST AND LATE CHARGES: If Lessee fails to pay, when due and payable any rent or any additional rent, or amounts or charges of any kind or character provided in this Lease, such unpaid amounts shall bear interest from the date due to the date of payment at the rate of eighteen (18%) percent per annum. In addition to such interest, if Lessee shall fail to pay any monthly installment of rental ten days from the date after Lessor delivers written notice to Lessee of its failure to pay the rent due, a late charge equal to five (5%) percent of the monthly installment of rental shall be assessed and shall accrue for each additional fifteen (15) days beyond the fifth (5th) day such amount is due until such rental, including the interest and late charge, is paid in full.

                  39.      OFFSET STATEMENT, ATTORNMENT, SUBORDINATION:

                           (a)      Offset Statement: In the event of any sale,
assignment or hypothecation of the Demised Premises, the Lessee may be requested to furnish an offset statement (estoppel letter). Lessee agrees to deliver within ten (10) days after requested by Lessor, in recordable form, such an offset statement certifying that this lease is in full force and effect and that there are no defenses, offsets or defaults claimed by the Lessee. In the event Lessee fails to promptly execute the certificate or instrument as required hereunder, Lessor may, at its option appoint itself as the attorney-in-fact for Lessee solely for the execution of this certificate or instrument as required in this Section.

                           (b)      Attornment: In the event any proceedings are
brought for the foreclosure of any mortgage made by the Lessor covering the Demised Premises, or in the event of exercise of the power of sale or assignment under any such mortgage, or in the event a deed or assignment is given by Lessor in lieu of foreclosure under any such mortgage. Lessee shall attorn to such purchaser or grantee and recognize such purchaser or grantee as the Lessor under this lease.

                           (c)      Subordination: This lease is subject and
subordinate to any and all mortgages which may now or hereafter encumber the Demised Premises, and to all renewals, modifications and extensions thereof. Lessee shall, upon request of Lessor, execute any subordination documents which Lessor may deem necessary, for this Lease that might be required by any mortgagee, or any lending institution or other entity that may become a mortgagee of the Demised Premises or any portion thereof, but this section shall be self-operative and no such document shall be required to effectuate said subordination. Notwithstanding the foregoing, Lessor agrees to promptly cause The National Bank of South Carolina and any future mortgagee of Lessor to execute a Subordination, Non-Disturbance and Attornment Agreement which shall provide in part that so long as Lessee is not in default of this Lease such mortgagee agrees not to disturb Lessee's rights under this Lease.

                  40.      FEDERAL DEPOSIT INSURANCE CORPORATION:
Notwithstanding any other provisions contained in this Lease, in the event (a) Lessee or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Demised Premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Lessor may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall be by law no greater than an amount equal to all accrued and unpaid rent to the date of termination.

                  41.      MISCELLANEOUS:

                           (a)      Authorization to Enter into this Lease: At
the time this Lease is executed, each party hereto shall furnish to the other party a resolution of its board of directors or members, duly authenticated by its secretary or authorized member (with the entity's official seal affixed), authorizing such party to enter into this Lease by the officer executing the same.

                           (b)      Integration: This document contains the
entire agreement of the parties with reference to its subject matter and shall not be added to, altered, or varied by any oral evidence. No modification hereof shall be made except by written agreement of the parties.

                           (c)      Waiver: If Lessor waives any default by
Lessee or any provision of this Lease, such waiver shall relate solely its subject matter and shall not constitute waiver of any other default or provision.

                           (d)      Time of Essence: By express provisions
herein, the parties have provided for grace periods and other extensions of time. Except with respect thereto, and upon the lapse of such special times, time is of the essence of this Lease.

                           (e)      Sundays and Holidays: Where any action is
required to be done on a day which is a Sunday or bank holiday in Georgetown County, it may be done on the next succeeding day which is not a bank holiday in Georgetown County.

                           (f)      Damage to Land: In the event third parties
cause damage to the Demised Premises, Lessee shall have a right of action against such parties for Lessee's damages only, Lessor hereby retaining the right to maintain an action on its own behalf for any damage to its reversion.

                           (g)      Paragraph Headings and Cross-References:
Paragraph headings and cross-references are for convenience only, are not intended to be all-inclusive, and shall not affect the interpretation of this Lease.

                           (h)      Recordation of Memorandum of Lease: Lessor
and Lessee shall have the right to record, at Lessee's expense, a memorandum of the Lease in Georgetown County attached hereto and made a part hereof as Exhibit "B" to this Lease conforming to South Carolina law. Lessor shall execute any such memorandum simultaneously with the execution of this Lease.

                           (i)      Compliance with Laws: Lessee shall, at its
own expense, comply in all material respects with all existing and future federal, state and local laws, ordinances and regulations applicable to banks and bank holding companies, to highway beautification, to environmental compliance, and to any other laws, ordinances and regulations, and shall, at its expense construct and maintain any and all buildings, structures, or other facilities necessary for such compliance.

                           (j)      Governing Law: This Lease and any dispute or
matter arising hereunder shall be governed by, construed and enforced in accordance with the laws of South Carolina.

                           (k)      Certificates of Lessor and Lessee: Either
party shall, at any time and from time to time, upon not less than twenty (20) days' prior notice from the other party, execute, acknowledge and deliver to the other party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications), and the dates to which the rent and other charges have been paid in advance, and stating whether or not to the best knowledge of the signer of such statement the other party is in default in keeping, observing or performing any covenants or agreement contained in this Lease and, if there be a default, specifying each such default, it being intended that any such statement delivered pursuant to this section may be relied upon by the other party or any purchaser, Sublessee or mortgagee of its estate, but reliance on such statement may not extend to any default as to which the signer shall have had no actual knowledge, after due inquiry.


         IN WITNESS WHEREOF, the parties hereto have each caused these presents to be executed in their behalves by their respective Presidents, Vice Presidents or Authorized Member(s), attested by their respective Secretaries or Assistant Secretaries, and their respective entity seals to be hereunto affixed, as of the day and year first above written.


IN THE PRESENCE OF:                                           LESSOR:
                                                 Riverwood  Enterprises,  LLC, a South Carolina limited
                                                 liability company


                                                 By:  /s/ Larry N. Prosser
------------------------------------                  ------------------------------------------------
                                                 Print Name: Larry N. Prosser
                                                            ------------------------------------------
                                                 Title: President/Auth. Member
                                                       -----------------------------------------------
                  LESSEE:

                                                 Sun Bancshares, Inc., a South Carolina corporation


                                                 By:  /s/ Thomas Bouchette
------------------------------------                  ------------------------------------------------
                                                 Its President

                                                 Attest:  /s/ Richard E. Heath
------------------------------------                      --------------------------------------------
                                                 Secretary
                                                                                [SEAL]

STATE OF SOUTH CAROLINA    )
                           )            ACKNOWLEDGEMENT
COUNTY OF GEORGETOWN       )  (S.C. CODE ANN. SS.30-5-30(B)(C))


         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Larry N. Prosser, as Authorized Member of Riverwood Enterprises, LLC personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said limited liability company.

         Witness my hand and official seal this 1st day of May, 2000.

                                             /s/
                                            -----------------------------(L.S.)
                                            Notary Public in and for S.C.

My Commission Expires:  7/23/00

STATE OF SOUTH CAROLINA    )
                           )                   ACKNOWLEDGEMENT
COUNTY OF GEORGETOWN       )        (S.C. CODE ANN. SS.30-5-30(B)(C))



         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Thomas Bouchette, as President of Sun Bancshares, Inc. personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said corporation. limited liability company.

         Witness my hand and official seal this 1st day of May, 2000.


                                            /s/
                                            -----------------------------(L.S.)
                                            Notary Public in and for S.C.

My Commission Expires: 7/23/00

                                   EXHIBIT "A"


                     (Legal Description of Demised Premises)


All that certain piece, parcel or tract of land situate lying and being in the County of Georgetown, State of South Carolina, located at the intersection of Riverwood Drive and U.S. Highway 17 Bypass, containing 1.857 acres, more or less, and being more particularly shown and delineated on a plat by Beasley Land Surveying, Inc., dated January 17, 2000 and being recorded in the Office of the Clerk of Court for Georgetown County in Plat Book ________ at Page _____, said plat being incorporated by reference herein as a part of this description.

The Demised Premises are subject to a reservation in lessor of a fifty foot (50') non-exclusive easement for pedestrian and vehicular traffic over, across and upon said lot designated on the plat dated January 17, 2000 as "ingress/egress easement line"; said easement being appurtenant to and running with the title to the remaining tract of land adjacent to and on the western side of said lot.

                                   EXHIBIT "B"


                      MEMORANDUM OF GROUND LEASE AGREEMENT

         THIS MEMORANDUM OF LEASE AGREEMENT (this "Memorandum"), made and entered into as of the 1st day of May, 2000, by and between RIVERWOOD ENTERPRISES, LLC., a South Carolina limited liability company (hereinafter referred to as "Lessor"), and SUN BANCSHARES, INC., a South Carolina corporation (hereinafter referred to as "Lessee").

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee have entered into a certain Lease Agreement of even date herewith (the "Lease") whereby Lessor did lease to Lessee, and Lessee did lease from Lessor, that certain parcel of real property located at the intersection of Riverwood Drive and Highway 17 Bypass, Murrells Inlet, South Carolina and lying and being in Land Lot ___ of the ___ District of Georgetown County, South Carolina, which real property is more particularly described in Exhibit "A", attached hereto (hereinafter referred to as "Demised Premises"); and

         WHEREAS, Lessor and Lessee desire to enter into and record this Memorandum in order that third parties may have notice of the Lease and of Lessee's interest and rights under the Lease.

         NOW, THEREFORE, Lessor, in consideration of the rents and covenants provided for in the Lease to be paid and performed by Lessee, does hereby lease unto Lessee, and Lessee does hereby lease from Lessor, the Demised Premises in accordance with the terms and conditions of the Lease.

         Specific reference is hereby made to the following provisions of the
Lease:

         1. Pursuant to Section 2 of the Lease, Lessee shall have and hold the Demised Premises for a term consisting of twenty-five (25) years and Lessee shall also have the option to extend the term for three (3) additional periods of five (5) years for each period, all as more particularly described in the Lease.

         2. All terms, conditions, provisions and covenants of the Lease are incorporated in this Memorandum by reference as though fully set forth herein, and the Lease and this Memorandum shall be deemed to constitute a single instrument or document. This Memorandum has been entered into by Lessor and Lessee for purposes of recordation in the appropriate real estate records in Georgetown County, State of South Carolina, and to provide notice to third parties of the Lease; and nothing contained herein shall be deemed or construed to amend, modify, change, alter, amplify, interpret, or supersede any of the terms and provisions of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum under seal as of the date first above written.

As to Lessor, signed, sealed and delivered in:     LESSOR:
the presence of                                    RIVERWOOD ENTERPRISES, LLC, a
                                                   South Carolina limited liability company

/s/ Marinell M. Rollins                            By:
------------------------------------------            ---------------------------------------
Print Name: Marinell M. Rollins                       Name:  Larry N. Prosser
           -------------------------------                 ----------------------------------
                                                      Title: President/Auth. Member
                                                            ---------------------------------
/s/  Fanny H. Hall
--------------------------------------------
Print Name: Fanny H. Hall
           ---------------------------------




STATE OF SOUTH CAROLINA    )
                           )           ACKNOWLEDGEMENT
COUNTY OF GEORGETOWN       )  (S.C. CODE ANN. SS.30-5-30(B)(C))


         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Larry N. Prosser, as Authorized Member of Riverwood Enterprises, LLC personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said limited liability company.

         Witness my hand and official seal this 1st day of May, 2000.


                                            /s/ Fanny H. Hall            (L.S.)
                                            -----------------------------
                                            Notary Public in and for S.C.



My Commission Expires: 7/23/00

As to Lessee, signed, sealed and delivered in      LESSEE:
the presence of:
                                                   SUN BANCSHARES, INC., a South Carolina
                                                   corporation

/s/ Marinell M. Rollins
----------------------------------------------
Print Name: Marinell M. Rollins                    By: /s/  Thomas Bouchette
           -----------------------------------        ---------------------------------------
                                                       Name:  Thomas Bouchette
                                                       Title: President


                                                   ATTEST: /s/
                                                          ----------------------------------
                                                       Name:
                                                       Title:


                                                       [CORPORATE SEAL]

STATE OF SOUTH CAROLINA    )
                           )              ACKNOWLEDGEMENT
COUNTY OF GEORGETOWN       )    (S.C. CODE ANN. SS.30-5-30(B)(C))



         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Thomas Bouchette, as President of Sun Bancshares, Inc. personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said corporation. limited liability company.

         Witness my hand and official seal this 1st day of May, 2000.


                                          /s/ Fanny H. Hall
                                         -------------------------------(L.S.)
                                           Notary Public in and for S.C.


My Commission Expires: 7/23/00

                                   EXHIBIT "A"


                     (Legal Description of Demised Premises)


All that certain piece, parcel or tract of land situate lying and being in the County of Georgetown, State of South Carolina, located at the intersection of Riverwood Drive and U.S. Highway 17 Bypass, containing 1.857 acres, more or less, and being more particularly shown and delineated on a plat by Beasley Land Surveying, Inc., dated January 17, 2000 and being recorded in the Office of the Clerk of Court for Georgetown County in Plat Book ________ at Page _____, said plat being incorporated by reference herein as a part of this description.

The Demised Premises are subject to a reservation in lessor of a fifty foot (50') non-exclusive easement for pedestrian and vehicular traffic over, across and upon said lot designated on the plat dated January 17, 2000 as "ingress/egress easement line"; said easement being appurtenant to and running with the title to the remaining tract of land adjacent to and on the western side of said lot.